UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 23, 2009

ACCOUNTABILITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30734	11-3255619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Route 9 South, Suite 109, Manalapan, New Jersey		07726
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:	(732) 333-3622

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2009, Stephen DelVecchia and Accountabilities, Inc., mutually agreed that Mr. DelVecchia will cease serving as the Chief Financial Officer of the Company effective upon achievement of certain tasks, such as filing of the Company’s Form 10-K. The Company has commenced a search for Mr. DelVecchia’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accountabilities, Inc.

Dated: October 30, 2009	By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer